UNITED STATES
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E. I. du Pont de Nemours and Company
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DUPONT

Trian's Total Shareholder Return Analysis vs. Reality

Trian's Misleading Analysis and Approach

Using Trian's Arbitrary Time Period & Peers (6/30/08 – 9/8/14)

Trian Peers[1]	110%
DuPont	94%

1 Conforming to Industry Standard Methodology

Using Trian's Arbitrary Time Period & Peers (6/30/08 – 9/8/14)

Trian Peers[1]	71%
DuPont	94%

2 Adjusting for Relevant Time Period

Using Trian's Peers Since Actual Mgmt. Start (12/31/08 – 9/8/14)

Trian Peers[1]	161%
DuPont	222%

3 Adjusting for DuPont Proxy Peer Set

Using DuPont's Proxy Peers Since Actual Mgmt. Start (12/31/08 – 9/8/14)

Proxy Peers[2]	128%
DuPont	222%

Trian's Assumptions / The Facts on DuPont's Returns

	Trian's Assumptions	The Facts on DuPont's Returns
1 Misleading Indexing Methodology	× Rather than using the industry accepted market weighted methodology, Trian skews the peer returns analysis, and results, by reporting returns on an equal weighted basis	✓ Broader market, including DuPont, reports TSR performance relative to peers on a market cap weighted average basis ✓ Because market indices such as the S&P 500 and Russell 3000 are also market cap weighted, any accurate benchmarking requires weighting based on market cap
2 Arbitrary Time Periods	× Arbitrary start date of 6/30/08 × Trian's end date labeled "Today" arbitrarily set as 9/8/14 × Trian uses different time periods in different situations based on its own agenda	✓ Current management's tenure began on 1/1/09 ✓ DuPont has outperformed the S&P 500 and its peers, including those selected by Trian, across the last 1, 3, 5 year periods under current management tenure ✓ 10 and 20 year periods are irrelevant for purposes of measuring current Board and management performance
3 Arbitrary Peer Set	× Trian selectively chooses peer sets based on its own agenda	✓ Only 6 Trian-selected peers overlap with DuPont's publicly disclosed proxy peers

Total Shareholder Return Under Current Management

	Mgmt. Tenure (12/31/08 – 12/31/14)	1-Year (Ending 12/31/14)	3-Year (Ending 12/31/14)	Trian Period[3] (6/30/08 – 9/8/14)
DuPont	266%	17%	78%	94%
Trian Peers[1]	159%	-0.8%	69%	71%
Proxy Peers[2]	133%	10%	68%	85%
S&P 500	159%	14%	75%	79%
S&P 500 Materials	153%	7%	54%	40%
S&P 500 Chemicals	214%	11%	80%	87%

Even Using Trian's Arbitrary Time Periods And Assumptions, DuPont's Returns Well Exceed The S&P 500 And Its Peers

Source: Thompson Reuters Datastream; Total shareholder return is calculated as equal to the appreciation or depreciation of a particular share, plus any dividends, over a given period, expressed as a percentage of the share's value at the beginning of the period. Closing prices are adjusted for spin-offs, stock splits, rights and special dividends. Excludes Companies not public during the relevant time period.

1) Trian Peers: Huntsman Corp, Eastman Chemical, Dover, 3M, BASF, Honeywell, Ingersoll-Rand, United Technologies, Danaher, Dow Chemical, Eaton Corp, FMC, Emerson, Celanese, General Electric.

2) Proxy Peers: 3M, Air Products, Baxter Intl, Boeing, Caterpillar, Dow Chemical, Emerson, Honeywell, Ingersoll-Rand, Johnson Controls, Johnson and Johnson, Kimberly Clark, Merck, Monsanto, Procter and Gamble, Syngenta AG, and United Technologies.

3) All indices are market cap weighted.

Forward Looking Statements This document contains forward-looking statements which may be identified by their use of words like “plans,” “expects,” “will,” “believes,” “intends,” “estimates,” “anticipates” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product development, regulatory approval, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures and financial results, are forward looking statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause the company’s actual results to differ materially from those projected in any such forward-looking statements are: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect and enforce the company's intellectual property rights; successful integration of acquired businesses and separation of underperforming or non-strategic assets or businesses and successful completion of the proposed spinoff of the Performance Chemicals segment including ability to fully realize the expected benefits of the proposed spinoff. The company undertakes no duty to update any forward-looking statements as a result of future developments or new information. Additional Information and Where To Find It DuPont intends to file a proxy statement with the U.S. Securities and Exchange Commission (the "SEC") with respect to the 2015 Annual Meeting. DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. DuPont, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from DuPont stockholders in connection with the matters to be considered at DuPont’s 2015 Annual Meeting. Information about DuPont’s directors and executive officers is available in DuPont’s proxy statement, dated March 14, 2014, for its 2014 Annual Meeting. To the extent holdings of DuPont’s securities by such directors or executive officers have changed since the amounts printed in the 2014 proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with DuPont’s 2015 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by DuPont with the SEC free of charge at the SEC's website at www.sec.gov. Copies will also be available free of charge at DuPont’s website at www.dupont.com or by contacting DuPont Investor Relations at (302) 774-4994.